UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2007

SANTA FE ENERGY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-11450	76-6081498
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

The Bank of New York Trust Company, N.A., Trustee

Global Corporate Trust

919 Congress Avenue

Austin, Texas  78701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (800) 852-1422

Not applicable

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On June 28, 2007, Santa Fe Energy Trust issued a press release regarding the adjournment of the special meeting of unitholders of Santa Fe Energy Trust originally scheduled for June 22, 2007 and previously adjourned to June 29, 2007.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

As of June 29, 2007 approximately 50.3% of the outstanding units had been voted in favor of the proposal to be considered at the meeting.

The information furnished pursuant to this Item 8.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Santa Fe Energy Trust Press Release dated June 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Santa Fe Energy Trust

By:	The Bank of New York Trust Company N.A.,
as Trustee

By:	/s/ Mike Ulrich
Name:	Mike Ulrich
Title:	Vice President

Date:  June 29, 2007

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated June 28, 2007.